                                                                    EXHIBIT 3.47


--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                            Date Received

                                      FILED                       JUN 8 1987
                                                            --------------------
                                   JUN 22 1987
                                                            --------------------
                                 Administrator
                        MICHIGAN DEPARTMENT OF COMMERCE     --------------------
                         Corporation & Securities Bureau
--------------------------------------------------------------------------------
                       RESTATED ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS

   (Please read instructions and Paperwork Reduction Act notice on last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

1. The present name of the corporation is: CMI - CAST PARTS, INC.

2. The corporation identification number (CID) assigned by the Bureau is:
   103-954

3. All former names of the corporation are:

                                           CMI - Cadillac, Inc.
                                           Cadillac Malleable Iron Company

4. The date of filing the original Articles of Incorporation was: June 1, 1922

   The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation for the corporation:

ARTICLE I

The name of the corporation is: CMI-CAST PARTS, INC.

ARTICLE II

The purpose or purposes for which the corporation is organized are:

      to engage in an activitity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE III

The total authorized capital stock is:

1. Common shares 5,000 Par Value Per Share $50.00

   Preferred shares___________________ Par Value Per Share $______________

and/or shares without par value as follows:

2. Common shares______________________ Stated Value Per Share $_____________

   Preferred shares ________________Stated Value Per Share $________________

3. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

     Shareholders shall have no preemptive right to subscribe for additional shares.

ARTICLE IV

1. The address of the current registered office is:

    230 Tenth Street               Cadillac     , Michigan   49601
    --------------------------------------------           ------------
    (Street Address)                (City)                  (ZIP Code)

2. The mailing address of the current registered office if different than above:

    ------------------------------------------- , Michigan --------------------
     (P.O. Box)                   (City)                         (ZIP Code)

3.  The name of the currant resident agent is: Barbara Brehm

ARTICLE V (OPTIONAL. DELETE IF NOT APPLICABLE.)

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE VI (Optional. Delete if not applicable.)

Any action required or permitted by the act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

    Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

ARTICLE VII (Additional provisions, if any, may be inserted here; attach additional pages if needed.)

SEE ATTACHED PAGE

5. COMPLETE SECTION (a) IF THE RESTATED ARTICLES WERE ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS; OTHERWISE, COMPLETE SECTION (b)

   a. [ ] These Restated Articles of incorporation were duly adopted on the_____ day of__________, 19____, in accordance with the provisions of Section 642 of the Act by the unanimous consent of the incorporators before the first meeting of the Board of Directors.

          Signed this______ day of __________________________________, 19_______
       _________________________________  ______________________________________
       _________________________________  ______________________________________
       (Signature of all incorporators; type or print name under each signature)

   b. [x] These Restated Articles of incorporation were duly adopted on the 20th day of May, 1987, in accordance with the provisions of Section 642 of the Act and: (check one of the following)

      [ ] were duly adopted by the Board of Directors without a vote of the shareholders. These Restated Articles of Incorporation only restate and integrate and do not further amend the provisions of the Articles of Incorporation as heretofore amended and there is no material discrepancy between those provisions and the provisions of these Restated Articles.

      [x] were duly adopted by the shareholders. The necessary number of shares as required by statute were voted in favor of these Restated Articles.

      [ ] were duly adopted by the written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note:
          Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

      [ ] were duly adopted by the written consent of all the shareholders entitled to vote in accordance with Section 407(3) of the Act.

                                 Signed this 20th day of May, 1987

                                 By /s/ Ray H. Witt
                                    --------------------------------------------
                                       (Signature)

                                    Ray H. Witt                   President
                                    --------------------------------------------
                                           (Type or Print Name and Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING     Name of person or organization
ADDRESS INDICATED IN THE BOX BELOW.               remitting fees:
Include name,street and number (or P. O. box),
city, state and ZIP code.
                                                  ______________________________

                                                  ______________________________

                                                  Preparer's name and business
David L. Tennent                                  telephone number:
801 W. Big Beaver, Ste. 500
Troy, MI 48084                                    David L. Tennent

                                                  (313) 362-1300

                          INFORMATION AND INSTRUCTIONS

1. This form is issued under the authority of Act 284, P.A. of 1972, as amended. The articles of incorporation cannot be restated until this form, or a comparable document, is submitted.

2.   Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to sections 641 through 643 of the Act for the purpose of restating the articles of incorporation of a domestic profit corporation. Restated articles of incorporation are an integration into a single instrument of the current provisions of the corporation's articles of incorporation, along with any desired amendments to those articles.

4. Restated articles of incorporation which do not amend the articles of incorporation may be adopted by the board of directors without a vote of the shareholders. Restated articles of incorporation which amend the articles of incorporation require adoption by the shareholders. Restated articles of incorporation submitted before the first meeting of the board of directors require adoption by all of the incorporators.

5. Item 2 -- Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

6 The duration of the corporation should be stated in the restated articles of incorporation only if it is not perpetual.

7. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

8. If the restated articles are adopted before the first meeting of the board of directors, this document must be signed in ink by all of the incorporators. If the restated articles merely restate and integrate the articles, but do not amend, this document must be signed in ink by an authorized officer or agent of the corporation. If the restated articles amend the articles of incorporation, this document must be signed in ink by the president, vice-president, chairperson, or vice-chairperson.

9.   FEES: Filing fee (Make remittance payable to State of Michigan)......$10.00

           Franchise fee (payable only if authorized capital stock has increased) -- 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

10.  Mail form and fee to:

        Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P. O. Box 30054, Lansing, MI 48909, Telephone
        (517) 373-0493

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                 ATTACHMENT TO
                     RESTATED ARTICLES OF INCORPORATION OF
                              CMI-CAST PARTS, INC.
                                  CID # 103-954

ARTICLE VII

                  A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for a breach of the director's fiduciary duty. However, this provision does not eliminate or limit the liability of a director for any of the following reasons:

         (i) A breach of the director's duty of loyalty to the Corporation or its shareholders.

         (ii) Acts or omissions not in good faith or that involve intentional misconduct or knowing violation of the law.

         (iii) A violation of section 551(1) of the Michigan Business Corporation Act.

         (iv) A transaction from which the director derived an improper personal benefit.

         (v) An act or ommission occurring on or before the filing of these Restated Articles of Incorporation.

GOLD SEAL APPEARS ONLY ON ORIGINAL

                              FOR BUREAU USE ONLY

                                          914E#2612  0123  P-[ILLEGIBLE]  $15.00
                                          914E#2612  0123  ORG&FI          $5.00


                1991 MICHIGAN ANNUAL REPORT - PROFIT CORPORATIONS
               (Please read instructions before completing form)

         This report shall be filled by all profit corporations no later than May 15, 1991, showing the corporate condition at the close of business on December 31 or upon the date of the close of the latest fiscal year next preceding the time for filing. ONLY those corporations incorporated or admitted after December 31, 1990 and before May 15, 1991 are exempt from filing. The report is required in accordance with the provisions of Section 911, Act 284, Public Acts of 1972, Penalties may be assessed under the Act for failure to file,

--------------------------------------------------------------------------------
This Report Must be          Report of Condition on            Corporation
filled before May 16, 1991   December 31, 1990 or __________   Number 103954
--------------------------------------------------------------------------------
 1. Corporate Name
                   CMI-CAST PARTS, INC.
                   230 TENTH ST., POB 40
                   CADILLAC                MI                   7
                                  49601                         8
                                                                9
--------------------------------------------------------------------------------
2. Resident Agent - do not alter   4. Federal Employer No.  5. Term of Existence
preprinted Information in this
item or item 3.

BARBARA BREHM                                                      PERPETUAL
--------------------------------------------------------------------------------
3. Registered Office         6. Incorporation Date    7. State of incorporation
Address in Michigan -
No., Street, City, Zip             06/01/1922                     MI
                                ------------------------------------------------

230 TENTH ST.,POB 40         8. Date of Admittance    9. Act Under Which
CADILLAC        49601             (Foreign Corp.)        Incorporated (if other
                                                         than  1931, P.A. 327
                                                         or 1972, P.A. 284)

                                                                084-1921
--------------------------------------------------------------------------------

10. COMPLETE THIS SECTION ONLY IF THE RESIDENT AGENT IN ITEM 2 OR THE REGISTERED OFFICE IN ITEM 3 HAS CHANGED.

--------------------------------------------------------------------------------

a. The name of the successor resident agent is:  FILED BY DEPARTMENT FEB 01 '91

b. The address of the registered office is changed to:

   1500 Fourth Avenue, P. O. Box 40, Cadillac, Michigan        49601
   -------------------------------------------                 -----
   (street Address)                 (City)                   (ZIP Code)

c. The mailing address of the registered office if different that 10b. is:

   ____________________________________________ , Michigan _____________________
    (Address)                       (City)                         (ZIP Code)

 ADD # 5.00 TO THE #15.00 ANNUAL REPORT FILING FEE IF THIS SECTION IS COMPLETED

11. Corporate Stock Report - Total Authorized Shares (not merely outstanding).

----------------------------------------------------------------------------------------------
                                                            Amount               Amount
 Type of Stock         No. of Shares Authorized           Subscribed            paid-in
    COMMON                    5,000.00                    $                   $177,525.00
----------------------------------------------------------------------------------------------
                                                          $                   $
----------------------------------------------------------------------------------------------
                                                          $                   $
----------------------------------------------------------------------------------------------
                                                          $                   $
----------------------------------------------------------------------------------------------
                                                          $                   $
----------------------------------------------------------------------------------------------

12. The corporation states that the address of its registered office and the address of the business office of its resident agent are identical. Any changes were authorized by resolution duly adopted by its board of directors, except when filed by the resident agent to change the address of the registered office.

                                Signed this 21st day of January, 1991.

 COMPLETE                       By /s/ Barbara Brehm
BOTH SIDES                           -----------------------------------------
                                     (SIGNATURE OF AUTHORIZED OFFICER OR AGENT)*

                                          Barbara Brehm, Resident Agent
                                   -------------------------------------------
                                         (Type of Print Name and Title)

                                *If item 10 is completed, this report must
                                be signed by the president, vice-president,
                                chairperson, vice-chairperson, secretary or
                                assistant secretary of the corporation. If
                                only the registered office address is
                                changed, it may be signed by the resident
JAN 22 1991                     agent.


GOLD SEAL APPEARS ONLY ON ORIGINAL

13. The following is a statement of assets and liabilities as shown by the books of the corporation of December 31, 1990 or __________________ (close of fiscal year next preceding May 15, 1991) listed separately as to property within and without Michigan. The balance sheet of a Michigan corporation must be the same balance sheet as furnished to shareholders.

                                                     WITHIN      WITHOUT
ASSETS                             TOTAL            MICHIGAN     MICHIGAN       LIABILITIES AND EQUITY
------                             -----            --------     --------       ----------------------
 Cash                                  250                                       Notes and Accounts Payable, Trade          766,908
     ----------------------------------------------------------------------------                                 -----------------
 Notes and Accounts Receivable   1,153,836                                       Notes and Accounts Payable, Other
                              ---------------------------------------------------                                 -----------------
 Inventories                     1,811,731                                       Accrued Expenses                           694,275
            ---------------------------------------------------------------------                ----------------------------------
 Prepaid Expenses                    6,632                                       Long Term Indebtedness                  16,605,843
                 ----------------------------------------------------------------                      ----------------------------
 Non-current Notes and
  Account Receivable                                                             Reserves and Contingent Liabilities
                    -------------------------------------------------------------                                  ----------------
 Land                               10,152                                       Deferred Income Tax                      (153, 000)
     ----------------------------------------------------------------------------                  --------------------------------
 Depreciable Assets
     Machinery and Equipment    16,762,693
                            -------------------------------------------------------------------------------------------------------
     Furniture and Fixtures        169,350
                           --------------------------------------------------------------------------------------------------------
     Buildings                   3,544,398                                       Stockholders Equity
              -------------------------------------------------------------------                   -------------------------------
     Other                                                                           Common Stock                           177,525
          -----------------------------------------------------------------------                ----------------------------------
                                                                                     Preferred Stock
     ----------------------------------------------------------------------------

     ----------------------------------------------------------------------------
     Less Depreciation          2,436, 865
                      -----------------------------------------------------------
     Net Depreciable Assets     18,049,728                                           Additional Paid-in Capital               4,360
                           ------------------------------------------------------                          ------------------------
Investments                                                                          Retained Earnings (deficit)          2,926,266
     Investments in Subsidiaries                                                     Other
                                -------------------------------------------------          ----------------------------------------
     Other Investments                                                                Total Stockholders Equity           3,108,151
                      -----------------------------------------------------------                              --------------------
Other Assets                                        21,022,177      -0-
            ---------------------------------------------------------------------
TOTAL ASSETS                    21,022, 177                                       TOTAL LIABILITIES & EQUITY             21,022,177

14. Corporate Officers and Directors.

--------------------------------------------------------------------------------------------
                 OFFICE               NAME, STREET & NUMBER, CITY, STATE & ZIP CODE
--------------------------------------------------------------------------------------------
               President         Ray H. Witt, 30333 Southfield Rd., Southfield, MI 48076
If Different---------------------------------------------------------------------------------
   than        Secretary         Richard A. Nawrocki, 30333 "   "       "       "    "
President   ---------------------------------------------------------------------------------
               Treasurer           "         "          "       "       "       "    "
            ---------------------------------------------------------------------------------
               Vice-President   O. R. Tate,   1500 4th Ave., Cadillac MI 49601
---------------------------------------------------------------------------------------------
If Different   Director         Ben S. Head, 30333 Southfield Rd., Southfield, MI 48076
   than     ---------------------------------------------------------------------------------
Officers       Director
--------------------------------------------------------------------------------------------
               Director
--------------------------------------------------------------------------------------------
               Director
---------------------------------------------------------------------------------------------

15. Principal business office, and, if different, principal place of business in
    Michigan: 1500 4th Ave., Cadillac MI 49601

16. Nature and type of business in which corporation is engaged: Iron Casting Foundry

17. a. Name of parent corporation: CMI-International, Inc., Southfield, MI 48076

    b. List any subsidiary corporations:

After filling, this report is open to reasonable inspection by the public pursuant to Section 915 of the Act, Public Acts of 1972, as amended.

Filing Fee $15.00 (without              RETURN TO:
        Change of agent or                 DEPARTMENT OF COMMERCE
        registered office)                 CORPORATION AND SECURITIES BUREAU
Filing Fee $20.00 (with                    CORPORATION DIVISION
        change of agent or                 6546 MERCANTILE WAY
        registered office                  P.O. BOX 30057
        in item 10)                        LANSING, MICHIGAN 48909
MAKE REMITTANCE PAYABLE TO:
           "STATE OF MICHIGAN"
Include Corporation Name and CID
           Number on Check or
           Money Order

 GOLD SEAL APPEARS ONLY ON ORIGINAL

Required by Section 911, Act 284, Public                     1992
Acts of 1972. Failure to file this report           MICHIGAN ANNUAL REPORT
may result in the automatic                           PROFIT CORPORATIONS
dissolution/revocation of the corporation.

 This report must be filed by all profit
 corporations no later than MAY 15, 1992.
 Show the corporate condition at the close of
 business on December 31 or upon the closing
 date of the latest corporate fiscal year               CORPORATION NUMBER
 prior to May 15, 1992 (enter date below).                    103954
 Only those corporations incorporated or
 admitted after December 31, 1991 are exempt from filing. This report will be open to reasonable public inspection pursuant to
 Section 915, Act 284 of 1972, as amended.

--------------------------------------------------------------------------------
            Corporate condition on      If the Resident Agent or the           7
            DECEMBER 31, 1991 or        Registered Office has changed enter    8
            fiscal year ending: 5/31/91 the corrections below - and add $5.00  9 to the $15.00 filing fee.
--------------------------------------------------------------------------------
                                             FILED BY DEPARTMENT MAY 1992

1. Corporate Name                      1a. Mailing address of registered office
                                           if different than 1 (Domestic Corps
                                           Only)
   CMI-CAST PARTS, INC.
   1500 FOURTH AVE., P.O. BOX 40
   CADILLAC                   MI
                 49601
--------------------------------------------------------------------------------
2. Resident Agent                      2a. Resident Agent if different than 2

   BARBARA BREHM                           Richard A. Nawrocki
--------------------------------------------------------------------------------
3. Registered Office Address in        3a. Address of registered office if
   Michigan- NO., STREET, CITY, ZIP        different from 3-NO., STREET, CITY,
   1500 FOURTH AVE., P.O. BOX 40           ZIP
   CADILLAC                   49601        30333 Southfield Road
                                           Southfield,MI 48076
--------------------------------------------------------------------------------
4. Federal Employer No.   5. Term of Existence (if not   6. The Act Under Which
                             perpetual)                     Incorporated (if
   38-0392940                        PERPETUAL                 other than 1931,
                                                            P.A. 327 or 1982,
                                                            P.A. 162)
                                                               084-1921
--------------------------------------------------------------------------------
7. State of Incorporation   8. Incorporation Date        9. Date of Admittance
                                                           (Foreign Corporation)
            MI                     06/01/1992
--------------------------------------------------------------------------------
10. State the nature and type of business in which the corporation is engaged:
                       Manufacture of Castings
--------------------------------------------------------------------------------
11. Principal business office, and if   12a. Name of parent corporation:
    different, principal place of
    business in Michigan:                      CMI INTERNATIONAL, INC.

         230 Tenth Street               12b. List all subsidiary corporations:
           Cadillac,
           MI 49601                                      None
--------------------------------------------------------------------------------
13. Corporate Stock Report-Total Authorized Shares (not merely outstanding)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Type of Stock    Number of Shares Authorized    Amount Subscribed       Amount Paid-in
--------------------------------------------------------------------------------------
COMMON                 5,000.000                $                       $    143,225
--------------------------------------------------------------------------------------
                                                $                       $
--------------------------------------------------------------------------------------
                                                $                       $
--------------------------------------------------------------------------------------
                                                $                       $
--------------------------------------------------------------------------------------
                                                $                       $
--------------------------------------------------------------------------------------

  The Corporation states
  that the address of its
  registered office and the           Signed this 4th day of May, 1991
  address of the business
  office of its resident
  agent are identical. Any
  changes were authorized by
  resolution duly adopted by
  its board of directors,
  except when filed by the
  resident agent to change
  the address of the
  registered office.

* IF THE RESIDENT AGENT OR
  REGISTERED OFFICE IS
  CHANGED, THIS REPORT MUST
  BE SIGNED BY EITHER THE
  PRESIDENT, VICE-PRESIDENT,
  CHAIRPERSON,
  VICE-CHAIRPERSON,               By /s/ Larry Schwarter
  SECRETARY, OR ASSISTANT            -----------------------------------------
  SECRETARY OF THE                   (Signature of Authorized Officer or Agent)*
  CORPORATION. IF ONLY THE
  ADDRESS OF THE REGISTERED
  OFFICE IS CHANGED, THIS         By /s/ Larry Schwarter  Secretary
  REPORT MAY BE SIGNED BY            -----------------------------------------
  THE RESIDENT AGENT.                 (Type or Print Name and Title)

COMPLETE BOTH SIDES

GOLD SEAL APPEARS ONLY ON ORIGINAL

14. The following is a statement of the assets and liabilities, within and outside Michigan, as shown by the books of the corporation on December 31, 1991 or 5/31/91 (enter the closing date of the latest corporate fiscal year prior to May 15, 1992). The balance sheet of a Michigan corporation must be the same as furnished to shareholders.

               ASSETS                        TOTAL    WITHIN MICHIGAN  OUTSIDE MICHIGAN
CASH                                                       114,727
    -----------------------------------------------------------------------------------
NOTES AND ACCOUNTS RECEIVABLE                            2,822,558
                             ----------------------------------------------------------
INVENTORIES                                              1,086,361
           ----------------------------------------------------------------------------
PREPAID EXPENSES                                           867,727
                -----------------------------------------------------------------------
NON-CURRENT NOTES AND ACCOUNTS RECEIVABLE
                                         ----------------------------------------------

LAND                                                       528,426
    -----------------------------------------------------------------------------------
DEPRECIABLE ASSETS

  Machinery and Equipment                               23,985,236
                         --------------------------------------------------------------
  Furniture and Fixtures                                   248,447
                        ---------------------------------------------------------------
  Buildings                                              3,450,354
           ----------------------------------------------------------------------------
  Other                                                    162,916
       --------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
  Less Depreciation                                      2,615,187
                   --------------------------------------------------------------------
  Net Depreciable Assets                                25,231,766
                        ---------------------------------------------------------------

INVESTMENTS

  Investments in Subsidiaries
                             ----------------------------------------------------------
  Other Investments
                   --------------------------------------------------------------------
OTHER ASSETS                                             175,231
              -------------------------------------------------------------------------
  TOTAL ASSETS                                          30,826,796
              -------------------------------------------------------------------------

LIABILITIES AND EQUITY

NOTES AND ACCOUNTS PAYABLE, TRADE          1,988,956
                                 -------------------
NOTES AND ACCOUNTS PAYABLE, OTHER            342,657
                                 -------------------
ACCRUED EXPENSES                             574,732
                ------------------------------------
LONG TERM INDEBTEDNESS                    24,362,588
                      ------------------------------

RESERVES AND CONTINGENT LIABILITIES
    Deferred Income Tax                       45,000
                       -----------------------------

STOCKHOLDERS EQUITY
    Common Stock                             143,225
                ------------------------------------
    Preferred Stock                                1
                   ---------------------------------
    Additional Paid-In Capital                 3,518
                              ----------------------
    Retained Earnings (deficit)              2911636
                              ----------------------
    Other Liabilities                        454,484
                     -------------------------------
        Total Stockholders Equity          3,058,379
                                --------------------
TOTAL LIABILITIES & EQUITY                30,826,796
                          --------------------------

15. Corporate Officers and Directors (Name, Street Address, City, State, ZIP
    Code)

------------------------------------------------------------------------------------------------------
                     President         Ray H. Witt, 30333 Southfield Rd., Southfield, MI 48076
------------------------------------------------------------------------------------------------------
                     Secretary         Larry D. Schwentor, 30333 Southfield Rd., Southfield, MI 48076
                     ---------------------------------------------------------------------------------
If Different         Treasurer         Richard A. Nawrocki, 30333 Southfield Rd., Southfield, MI 48076
than President       ---------------------------------------------------------------------------------
                     Vice-President    Malcolm Engleby, 30333 Southfield Rd., Southfield, MI 48076
------------------------------------------------------------------------------------------------------
                     Director          Ray H. Witt, 30333 Southfield Rd., Southfield, MI 48076
                     ---------------------------------------------------------------------------------
If Different         Director          Gary F. Ruff, 30333 Southfield Rd., Southfield, MI 48076
than Officers        ---------------------------------------------------------------------------------
                     Director          Richard A. Nawrocki, 30333 Southfield Rd., Southfield, MI 48076
                     ---------------------------------------------------------------------------------
                     Director
------------------------------------------------------------------------------------------------------

[ILLEGIBLE]  $15.00-without change of agent or registered office.
             $20.00-with change of agent or registered office.
             Include Corporate Name and CID Number on Check or
             Money Order Payable to: "STATE OF MICHIGAN".

[ILLEGIBLE]  Michigan Department of Commerce
             Corporation and Securities Bureau
             Corporation Division
             6546 Mercantile Way
             P.O. Box 30057
             Lansing, Michigan 48909

GOLD SEAL APPEARS ONLY ON ORIGINAL

             MICHIGAN ANNUAL REPORT - LIST OF ADDITIONAL DIRECTORS

NAME OF CORPORATION CMI-Cast Parts, Inc
CID # 103954

NAME AND ADDRESS:

Terry Franklin, Vice President, 30333 Southfield Rd., Southfield MI 48076
--------------------------------------------------------------------------------
Gary F. Ruff, Executive V.P., 30333 Southfield Rd., Southfield, MI 48076
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received                                    (FOR BUREAU USE ONLY)
 JUN 21 1999

----------------------------------------                    FILED
Name
                                                         JUN 21 1999
            517-663-2525 Ref # 94118
Address     Attn: Cheryl J. Bixby                       Administrator
            MICHIGAN RUNNER SERVICE          CORP. SECURITIES & LAND DEV. BUREAU

City        P.O. Box 266
            Eaton Rapids, MI 48827          EFFECTIVE DATE:
----------------------------------------
- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE -

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                     FOR USE BY DOMESTIC PROFIT CORPORATIONS
          (Please read information and instructions on the last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.  The present name of the corporation is: CMI-CAST PARTS, INC.

2.  The identification number assigned by the Bureau is:  103-954

3.  The location of its registered office is:

1500 Fourth Avenue, P.O. Box 40        Cadillac, Michigan    49601
-----------------------------------------------           -----------
       (Street Address)                 (City)             (ZIP Code)

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

    The name of the corporation is HAYES LEMMERZ INTERNATIONAL-CADILLAC, INC.

Article IV of the Articles of Incorporation is hereby amended to read as follows:

1. The address of the registered office is 15300 Centennial Drive, Northville, Michigan 48167.

3.  The name of the resident agent at the registered office is Patrick B. Carey.

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

    The foregoing amendment to the Articles of Incorporation was duly adopted on the ___________day of ___________, 19_____, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

    Signed this _____________ day of ________________, 19____.

    ____________________________         ______________________________
           (Signature)                            (Signature)

    ____________________________         _________________________________
        (Type or Print Name)                   (Type or Print Name)

    ____________________________         ______________________________
           (Signature)                            (Signature)

    ____________________________         _________________________________
        (Type or Print Name)                   (Type or Print Name)

6. (FOR PROFIT CORPORATIONS, AND FOR NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)

    The foregoing amendment to the Articles of Incorporation was duly adopted on the 30th day of April, 1999 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

    [ ] at a meeting. The necessary votes were cast in favor of the amendment.

    [ ] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with
        Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

    [X] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

                       Signed this 17th day of June, 1999

                       By /s/ [ILLEGIBLE]
                          ------------------------------------------------------
                               (Signature of President, Vice-President,
                                   Chairperson, Vice-Chairperson)

      William D. Shovers                                Vice-President
     --------------------------------------------------------------------
     (Type or Print Name)                           (Type or Print Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
              MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date received                                    (FOR BUREAU USE ONLY)
 JUN 28 1999

                                                           FILED

                                                        JUN 28 1999

----------------------------------------
517-663-2525 Ref # 94366
Attn: Cheryl J. Bixby                                  Administrator
MICHIGAN RUNNER SERVICE                     CORP., SECURITIES & LAND DEV. BUREAU
P.O. BOX 266
Eaton Rapids, MI 48827                      EXPIRATION DATE: DECEMBER 31, 2004
----------------------------------------
- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE -

                          CERTIFICATE OF ASSUMED NAME
 FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

           (Please read information and Instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The true name of the corporation, limited partnership, or limited liability company is:
    HAYES LEMMERZ INTERNATIONAL-CADILLAC, INC.

2.  The identification number assigned by the Bureau is:  103-954

3. The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:

   15300 Centennial Drive           Northville   Michigan        48167
   -----------------------------------------------------------------------------
     (Street Address)                 (City)      (State)      (ZIP Code)

4.  The assumed name under which business is to be transacted is:

    CMI - CAST PARTS, INC.

    COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE
    ENTITY.

                       Signed this 17th day of June 1999

                       By /s/ [ILLEGIBLE]
                          -------------------------------
                                   (Signature)

      William D. Shovers                                 Vice President
     -------------------                              ---------------------
     (Type or Print Name)                             (Type or Print Title)

     __________________________________________________________________________
-    (Limited Partnership Only [ILLEGIBLE] Indicate Name of General Partner if
                           a corporation or Other Entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-520(Rev.06/01)
--------------------------------------------------------------------------------
               MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                          BUREAU OF COMMERCIAL SERVICES
--------------------------------------------------------------------------------
  Date Received            (FOR BUREAU USE ONLY)               FILED

-----------------                                           APR 22 2002
                  This document is effective
                  on the date filed, unless a            CIS Administrator
                  subsequent effective date        BUREAU OF COMMERCIAL SERVICES
                  within 90 days after received             [ILLEGIBLE]
                  date is stated in the document.
-------------------------------------------------
Name
  Kelly Brushaber
-------------------------------------------------
Address
  15300 Centennial Drive
-------------------------------------------------
City                 State         Zip Code
  Northville          MI            48167          EFFECTIVE DATE:
-------------------------------------------------
- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE. -
   IF LEFT BLANK DOCUMENT WILL BE MAILED TO THE REGISTERED OFFICE.

   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS AND LIMITED LIABILITY COMPANIES
           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:

1.   The name of the corporation or limited liability company is:

         Hayes Lemmerz International - Cadillac, Inc.

2.   The identification number assigned by the Bureau is:  103-954

3.   a. The name of the resident agent on file with the Bureau is:
        Patrick B. Carey

     b. The location of the registered office on file with the Bureau is:

          15300 Centennial Drive, Northville, Michigan   48167
        ------------------------------------           ----------
            (Street Address)       (City)              (ZIP Code)

     c. The mailing address of the above registered office on file with the Bureau is:

                Same as above               , Michigan
        ------------------------------------           ----------
        (Street Address or P.O. Box) (City)            (ZIP Code)

  ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

4.   a. The name of the resident agent is: Patrick C. Cauley

     b. The address of the registered office is:

          15300 Centennial Drive, Northville, Michigan   48167
        ------------------------------------           ----------
            (Street Address)       (City)              (ZIP Code)

     c. The mailing address of the registered office IF DIFFERENT THAN 4B is:

                                            , Michigan
        ------------------------------------           ----------
        (Street Address or P.O. Box) (City)            (ZIP Code)

5.   The above changes were authorized by resolution duly adopted by: 1. ALL
     CORPORATIONS: its Board of Directors; 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of the registered office is changed. In which case a copy of this statement has been mailed to the corporation; 3. LIMITED LIABILITY COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed.

6. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical.

Signature                 Type or Print Name and Title         Date Signed

/s/ [ILLEGIBLE]           Larry Karenko, Vice President        April 9, 2002

GOLD SEAL APPEARS ONLY ON ORIGINAL